Income Taxes (Income Tax Expense ) (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Statutory Federal tax rate	(35.00%)	(35.00%)
Increase (decrease) in tax rate resulting from:
Derivative Revaluation Expense and other	16.00%	3.30%
State taxes, net of federal benefit	(5.80%)	(5.30%)
Nondeductible meals & entertainment expense	(0.10%)	(0.10%)
Effective tax rate	(24.90%)	(37.10%)